UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2007

                           IMPLANT TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                   000-17064                 41-1430130
 (State or other jurisdiction (Commission File  Number)      (IRS Employer
    of incorporation)                                      Identification No.)

            5353 Manhattan Circle, Suite 101, Boulder, Colorado 80303
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (303) 499-6000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     On August 6, 2007, Implant Technologies, Inc. (the "Company") issued a press release announcing that Erik Cooper had been appointed as Chief Executive Officer, President and Director of the Company. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated August 6, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Implant Technologies, Inc.


                                                 /s/ Erik Cooper
                                                 ---------------------------
Date: August 6, 2007                             Erik Cooper
                                                 President